SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		%	Nine Months Ended		% Change
	2003	2002	Change	2003	2002
EARNINGS & DIVIDENDS
Period Ended September 30
(Dollars in millions except per share data)
Net income	$331.6	$343.0	(3.3)%	$989.8	$991.6	(0.2)%
Earnings per share
Diluted	$1.18	$1.20	(1.7)	$3.52	$3.46	1.7
Basic	1.19	1.21	(1.7)	3.56	3.50	1.7
Dividends paid per common share	0.45	0.43	4.7	1.35	1.29	4.7
Average shares outstanding (000s)
Diluted	281,567	285,991	(1.5)	281,062	286,880	(2.0)
Basic	278,296	282,310	(1.4)	278,107	283,213	(1.8)
KEY RATIOS
Return on average total assets[1]	1.04%	1.26%	(17.5)%	1.09%	1.25%	(12.8)%
Return on average assets less net unrealized gains on securities[1]	1.06	1.30	(18.5)	1.11	1.28	(13.3)
Return on average total equity[1]	14.24	15.22	(6.4)	14.76	15.25	(3.2)
Return on average realized equity[1]	17.06	19.18	(11.1)	17.68	19.18	(7.8)
Net interest margin[2]	2.98	3.38	(11.8)	3.08	3.46	(11.0)
Efficiency ratio[2]	60.60	56.90	6.5	59.80	56.91	5.1
Period Ended September 30
Book value per share	32.83	31.04	5.8
Equity to assets	7.29	7.87	(7.4)
Tier 1 capital ratio	7.60 [3]	7.56	0.5
Total capital ratio	11.30 [3]	11.50	(1.7)
Tier 1 leverage ratio	7.05 [3]	7.69	(8.3)
CONDENSED BALANCE SHEETS (Dollars in millions)
Average Balances
Securities available for sale	$23,025	$19,464	18.3%	$23,077	$19,419	18.8%
Loans held for sale	10,833	3,858	180.8	9,055	3,798	138.4
Loans	77,733	71,696	8.4	75,049	70,799	6.0
Other earning assets	3,139	3,449	(9.0)	3,243	3,284	(1.2)
Allowance for loan losses	(955)	(935)	2.1	(950)	(922)	3.0
Intangible assets	1,661	1,611	3.1	1,600	1,474	8.5
Other assets	11,266	8,703	29.4	10,432	8,537	22.2

Total assets	$126,702	$107,846	17.5	$121,506	$106,389	14.2

Consumer and commercial deposits	$70,852	$66,141	7.1	$69,151	$64,621	7.0
Purchased liabilities[4]	26,070	15,421	69.1	24,291	15,993	51.9
Long-term debt	12,489	11,950	4.5	12,046	12,036	0.1
Other liabilities	8,055	5,391	49.4	7,054	5,047	39.8

Total liabilities	117,466	98,903	18.8	112,542	97,697	15.2
Realized shareholders’ equity	7,710	7,096	8.7	7,484	6,910	8.3
Accumulated other comprehensive income	1,526	1,847	(17.4)	1,480	1,782	(16.9)

Total liabilities and shareholders’ equity	$126,702	$107,846	17.5	$121,506	$106,389	14.2

Period Ended September 30
Securities available for sale	$25,607	$20,700	23.7
Loans held for sale	9,182	4,746	93.5
Loans	78,788	72,605	8.5
Other earning assets	3,035	4,114	(26.2)
Allowance for loan losses	(941)	(929)	1.3
Intangible assets	1,690	1,605	5.3
Other assets	9,293	9,581	(3.0)

Total assets	$126,654	$112,422	12.7

Consumer and commercial deposits	$70,444	$67,992	3.6
Purchased liabilities[4]	27,825	17,619	57.9
Long-term debt	12,924	11,863	8.9
Other liabilities	6,222	6,100	2.0

Total liabilities	117,415	103,574	13.4
Realized shareholders’ equity	7,820	7,191	8.7
Accumulated other comprehensive income	1,419	1,657	(14.4)

Total liabilities and shareholders’ equity	$126,654	$112,422	12.7

[1]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. These performance measures exclude the net unrealized gains on the Company’s securities portfolio. Due to its ownership of 48 million shares of common stock of The Coca-Cola Company, the Company believes this is a more indicative performance measure when being compared to other companies.

[2]	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[3]	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

[4]	Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

1

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		%	Nine Months Ended		%
	2003	2002	Change	2003	2002	Change
CREDIT DATA (Dollars in thousands)
Period Ended September 30
Allowance for loan losses—beginning	$940,889	$928,932	1.3%	$930,114	$867,059	7.3%
Allowance from acquisitions and other activity—net	—	—	—	9,324	15,531	(40.0)
Provision for loan losses	79,799	98,699	(19.1)	243,264	373,292	(34.8)
Net charge-offs
Business credit card	662	138	379.7	1,825	351	419.9
Consumer	31,505	28,785	9.4	91,982	78,430	17.3
Residential	4,578	2,870	59.5	10,717	7,407	44.7
Commercial	42,520	66,518	(36.1)	136,755	240,374	(43.1)

Allowance for loan losses—ending	$941,423	$929,320	1.3	$941,423	$929,320	1.3

Total net charge-offs	$79,265	$98,311	(19.4)	$241,279	$326,562	(26.1)
Net charge-offs to average loans	0.40%	0.54%	(25.9)	0.43%	0.62%	(30.6)
Period Ended September 30
Nonaccrual loans	$423,320	$553,812	(23.6)
Restructured loans	9,241	—	100.0

Total nonperforming loans	432,561	553,812	(21.9)
Other real estate owned (OREO)	19,607	15,002	30.7
Other repossessed assets	11,637	25,925	(55.1)

Total nonperforming assets	$463,805	$594,739	(22.0)

Total nonperforming loans to total loans	0.55%	0.76%	(27.6)
Total nonperforming assets to total loans plus
OREO and other repossessed assets	0.59	0.82	(28.0)
Allowance to period-end loans	1.19	1.28	(7.0)
Allowance to nonperforming loans	217.6	167.8	29.7
RECONCILEMENT OF NON-GAAP MEASURES
(Dollars in thousands)
Return on average total assets	1.04%	1.26%		1.09%	1.25%
Impact of excluding net unrealized securities gains	0.02	0.04		0.02	0.03

Return on average assets less net unrealized gains on securities	1.06	1.30		1.11	1.28

Return on average total shareholders’ equity	14.24	15.22		14.76	15.25
Impact of excluding net unrealized securities gains	2.82	3.96		2.92	3.93

Return on average realized shareholders’ equity	17.06	19.18		17.68	19.18

Net interest income	$832,800	$805,114		$2,454,783	$2,416,608
FTE adjustment	11,588	10,013		33,033	29,282

Net interest income—FTE	$844,388	$815,127		$2,487,816	$2,445,890

2

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	As of September 30		Increase/(Decrease)
	2003	2002	Amount	%
ASSETS
Cash and due from banks	$3,720,378	$3,819,192	$(98,814)	(2.6)%
Interest-bearing deposits in other banks	1,576	782,141	(780,565)	(99.8
Trading assets	2,026,798	1,889,206	137,592	7.3
Securities available for sale[1]	25,607,404	20,699,819	4,907,585	23.7
Funds sold and securities purchased under agreements to resell	1,007,018	1,442,842	(435,824)	(30.2)
Loans held for sale	9,181,921	4,745,817	4,436,104	93.5
Loans	78,788,246	72,604,893	6,183,353	8.5
Allowance for loan losses	(941,423)	(929,320)	(12,103)	1.3

Net loans	77,846,823	71,675,573	6,171,250	8.6
Goodwill	1,077,198	956,090	121,108	12.7
Other intangible assets	613,231	649,357	(36,126)	(5.6)
Other assets	5,572,029	5,761,989	(189,960)	(3.3)

Total Assets[2]	$126,654,376	$112,422,026	$14,232,350	12.7

LIABILITIES
Noninterest-bearing consumer and commercial deposits	$18,750,157	$16,558,287	$2,191,870	13.2
Interest-bearing consumer and commercial deposits	51,693,938	51,433,993	259,945	0.5

Total consumer and commercial deposits	70,444,095	67,992,280	2,451,815	3.6
Brokered deposits	3,648,447	2,394,791	1,253,656	52.3
Foreign deposits	6,374,675	3,420,890	2,953,785	86.3

Total deposits	80,467,217	73,807,961	6,659,256	9.0
Funds purchased and securities sold under agreements to repurchase	13,811,271	10,204,195	3,607,076	35.3
Other short-term borrowings	3,990,318	1,598,484	2,391,834	149.6
Long-term debt	12,923,985	11,863,445	1,060,540	8.9
Trading liabilities	1,007,403	941,274	66,129	7.0
Other liabilities	5,215,769	5,158,273	57,496	1.1

Total liabilities	117,415,963	103,573,632	13,842,331	13.4

SHAREHOLDERS’ EQUITY
Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	294,163	294,163	—	—
Additional paid in capital	1,288,164	1,276,633	11,531	0.9
Retained earnings	6,933,175	6,103,364	829,811	13.6
Treasury stock and other	(695,909)	(483,005)	(212,904)	44.1

Realized shareholders’ equity	7,819,593	7,191,155	628,438	8.7
Accumulated other comprehensive income	1,418,820	1,657,239	(238,419)	(14.4)

Total shareholders’ equity	9,238,413	8,848,394	390,019	4.4

Total Liabilities and Shareholders’ Equity	$126,654,376	$112,422,026	$14,232,350	12.7

Common shares outstanding	281,410,181	285,042,697	(3,632,516)	(1.3)
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	12,752,576	9,120,060	3,632,516	39.8
[1]Includes net unrealized gains of:	2,246,886	2,616,382	(369,496)	(14.1)
[2]Includes earning assets of:	114,366,077	99,548,336	14,817,741	14.9

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

	Three Months Ended				Nine Months Ended
	September 30		Increase/(Decrease)		September 30		Increase/(Decrease)
	2003	2002	Amount	%	2003	2002	Amount	%
Interest income	1,177,745	$1,270,717	$(92,972)	(7.3)%	$3,569,906	$3,860,258	$(290,352)	(7.5)%
Interest expense	344,945	465,603	(120,658)	(25.9)	1,115,123	1,443,650	(328,527)	(22.8)

NET INTEREST INCOME	832,800	805,114	27,686	3.4	2,454,783	2,416,608	38,175	1.6
Provision for loan losses[2]	79,799	98,699	(18,900)	(19.1)	243,264	373,292	(130,028)	(34.8)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	753,001	706,415	46,586	6.6	2,211,519	2,043,316	168,203	8.2

NONINTEREST INCOME
Service charges on deposit accounts	162,030	156,955	5,075	3.2	477,805	456,722	21,083	4.6
Trust and investment management income	127,777	123,861	3,916	3.2	372,787	385,119	(12,332)	(3.2)
Retail investment services	38,657	35,087	3,570	10.2	118,116	103,704	14,412	13.9
Other charges and fees	86,090	76,578	9,512	12.4	246,935	222,524	24,411	11.0
Investment banking income	47,701	39,835	7,866	19.7	138,680	137,438	1,242	0.9
Trading account profits and commissions	26,822	23,553	3,269	13.9	87,198	73,444	13,754	18.7
Mortgage production	32,178	22,265	9,913	44.5	153,130	31,040	122,090	393.3
Mortgage servicing	(52,672)	(36,476)	(16,196)	(44.4)	(179,818)	(42,001)	(137,817)	(328.1)
Credit card and other fees	29,643	27,448	2,195	8.0	90,692	90,058	634	0.7
Other noninterest income	45,154	33,964	11,190	32.9	109,029	118,055	(9,026)	(7.6)
Securities gains	31,098	45,813	(14,715)	(32.1)	104,375	165,000	(60,625)	(36.7)

Total noninterest income	574,478	548,883	25,595	4.7	1,718,929	1,741,103	(22,174)	(1.3)

NONINTEREST EXPENSE
Personnel expense	472,068	435,337	36,731	8.4	1,428,392	1,362,343	66,049	4.8
Net occupancy expense	60,459	57,578	2,881	5.0	176,744	167,515	9,229	5.5
Outside processing and software	65,402	59,941	5,461	9.1	183,478	168,199	15,279	9.1
Equipment expense	44,900	42,784	2,116	4.9	132,916	129,736	3,180	2.5
Marketing and customer development	24,988	15,713	9,275	59.0	75,450	59,152	16,298	27.6
Amortization of intangible assets	16,211	17,455	(1,244)	(7.1)	48,136	41,443	6,693	16.1
Merger-related expenses[2]	—	—	—	—	—	15,998	(15,998)	(100.0)
Other noninterest expense	175,837	147,344	28,493	19.3	470,706	438,627	32,079	7.3

Total noninterest expense	859,865	776,152	83,713	10.8	2,515,822	2,383,013	132,809	5.6

INCOME BEFORE INCOME TAXES	467,614	479,146	(11,532)	(2.4)	1,414,626	1,401,406	13,220	0.9
Provision for income taxes	136,031	136,153	(122)	(0.1)	424,836	409,847	14,989	3.7

NET INCOME	331,583	$342,993	$(11,410)	(3.3)	$989,790	$991,559	$(1,769)	(0.2)

Net interest income (taxable-equivalent)[1]	844,388	815,127	29,261	3.6	2,487,816	2,445,890	41,926	1.7
Earnings per share
Diluted	1.18	1.20	(0.02)	(1.7)	3.52	3.46	0.06	1.7
Basic	1.19	1.21	(0.02)	(1.7)	3.56	3.50	0.06	1.7
Cash dividends paid per common share	0.45	0.43	0.02	4.7	1.35	1.29	0.06	4.7
Average shares outstanding (000s)
Diluted	281,567	285,991	(4,424)	(1.5)	281,062	286,880	(5,818)	(2.0)
Basic	278,296	282,310	(4,014)	(1.4)	278,107	283,213	(5,106)	(1.8)

[1]	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

[2]	Results include merger-related expenses of $16.0 million for the nine months ended September 30, 2002, for the Company’s acquisition of the Florida franchise of Huntington Bancshares. The provision for loan losses includes an additional $45.3 million for the nine months ended September 30, 2002, to conform the Huntington portfolio to the Company’s credit standards. The net of tax impact of these two items was $39.8 million.

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

						Nine Months Ended
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	September 30
	2003	2003	2003	2002	2002	2003	2002
RESULTS OF OPERATIONS
(Dollars in thousands, except per share data)
Net interest income	$832,800	$799,513	$822,470	$827,101	$805,114	$2,454,783	$2,416,608
Provision for loan losses	79,799	82,662	80,803	96,500	98,699	243,264	373,292

Net credit income	753,001	716,851	741,667	730,601	706,415	2,211,519	2,043,316
Securities gains	31,098	31,238	42,039	39,547	45,813	104,375	165,000
Other noninterest income	543,380	565,554	505,620	488,177	503,070	1,614,554	1,576,103

Net credit and noninterest income	1,327,479	1,313,643	1,289,326	1,258,325	1,255,298	3,930,448	3,784,419
Noninterest expense	859,865	837,728	818,229	836,407	776,152	2,515,822	2,383,013

Income before income taxes	467,614	475,915	471,097	421,918	479,146	1,414,626	1,401,406
Provision for income taxes	136,031	145,556	143,249	81,668	136,153	424,836	409,847

Net Income	$331,583	$330,359	$327,848	$340,250	$342,993	$989,790	$991,559

Net interest income (taxable-equivalent)	844,388	810,415	833,013	837,341	815,127	2,487,816	2,445,890
Earnings per share
Diluted	$1.18	$1.17	$1.17	$1.20	$1.20	3.52	3.46
Basic	1.19	1.19	1.18	1.21	1.21	3.56	3.50
Dividends paid per common share	0.45	0.45	0.45	0.43	0.43	1.35	1.29
Average shares outstanding (000s)
Diluted	281,567	280,287	281,330	283,595	285,991	281,062	286,880
Basic	278,296	277,397	278,631	280,364	282,310	278,107	283,213

SELECTED AVERAGE BALANCES
(Dollars in millions)
Total assets	$126,702	$119,448	$118,276	$114,828	$107,846	$121,506	$106,389
Earning assets	112,329	106,606	105,249	101,895	95,562	108,087	94,509
Unrealized gains on securities available for sale	2,402	2,293	2,312	2,553	2,904	2,336	2,792
Loans	77,733	74,311	73,050	72,669	71,696	75,049	70,799
Interest-bearing liabilities	90,464	86,414	86,834	83,437	78,275	87,917	77,706
Total deposits	81,373	79,804	77,847	75,159	71,098	79,687	69,809
Shareholders’ equity	9,237	8,864	8,787	8,823	8,943	8,964	8,693

SELECTED RATIOS
Net interest margin[1]	2.98%	3.05%	3.21%	3.26%	3.38%	3.08%	3.46%
Return on average total assets[2]	1.04	1.11	1.12	1.18	1.26	1.09	1.25
Return on average assets less net unrealized gains on securities[2]	1.06	1.13	1.15	1.20	1.30	1.11	1.28
Return on average total equity[2]	14.24	14.95	15.13	15.30	15.22	14.76	15.25
Return on average realized equity[2]	17.06	17.87	18.16	18.74	19.18	17.68	19.18

CREDIT DATA
(Dollars in thousands)
Allowance for loan losses—beginning	$940,889	$931,080	$930,114	$929,320	$928,932	$930,114	$867,059
Allowance from acquisitions and other activity—net	—	9,324	—	—	—	9,324	15,531
Provision for loan losses	79,799	82,662	80,803	96,500	98,699	243,264	373,292
Net charge-offs	79,265	82,177	79,837	95,706	98,311	241,279	326,562

Allowance for loan losses—ending	$941,423	$940,889	$931,080	$930,114	$929,320	$941,423	$929,320

Net charge-offs to average loans	0.40%	0.44%	0.44%	0.52%	0.54%	0.43%	0.62%
Period Ended
Nonaccrual loans	$423,320	$480,582	$520,052	$510,974	$553,812
Restructured loans	9,241	2,500	—	—	—

Total nonperforming loans	432,561	483,082	520,052	510,974	553,812
Other real estate owned (OREO)	19,607	20,887	18,064	17,972	15,002
Other repossessed assets	11,637	11,421	10,279	13,030	25,925

Total nonperforming assets	$463,805	$515,390	$548,395	$541,976	$594,739

Total nonperforming loans to total loans	0.55%	0.64%	0.70%	0.70%	0.76%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.59	0.68	0.74	0.74	0.82
Allowance to period-end loans	1.19	1.25	1.26	1.27	1.28
Allowance to nonperforming loans	217.6	194.8	179.0	182.0	167.8

[1]	The net interest margin is presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[2]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. These performance measures exclude the net unrealized gains on the Company’s securities portfolio. Due to its ownership of 48 million shares of common stock of The Coca-Cola Company, the Company believes this is a more indicative performance measure when being compared to other companies.

5

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

						Nine Months Ended
	3rd Quarter 2003	2nd Quarter 2003	1st Quarter 2003	4th Quarter 2002	3rd Quarter 2002	September 30
						2003	2002
RECONCILEMENT OF NON-GAAP MEASURES
(Dollars in thousands)
Return on average total assets	1.04%	1.11%	1.12%	1.18%	1.26%	1.09%	1.25%
Impact of excluding net unrealized securities gains	0.02	0.02	0.03	0.02	0.04	0.02	0.03

Return on average assets less net unrealized gains on securitie	1.06	1.13	1.15	1.20	1.30	1.11	1.28

Return on average total shareholders’ equity	14.24	14.95	15.13	15.30	15.22	14.76	15.25
Impact of excluding net unrealized securities gains	2.82	2.92	3.03	3.44	3.96	2.92	3.93

Return on average realized shareholders’ equit	17.06	17.87	18.16	18.74	19.18	17.68	19.18

Net interest income	$832,800	$799,513	$822,470	$827,101	$805,114	$2,454,783	$2,416,608
FTE adjustment	11,588	10,902	10,543	10,240	10,013	33,033	29,282

Net interest income—FTE	$844,388	$810,415	$833,013	$837,341	$815,127	$2,487,816	$2,445,890

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED DAILY AVERAGE BALANCES,

AVERAGE YIELDS EARNED AND RATES PAID

(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended				Nine Months Ended
	September 30, 2003		September 30, 2002		September 30, 2003		September 30, 2002
	Average Balances	Yields/ Rates	Average Balances	Yields/ Rates	Average Balances	Yields/ Rates	Average Balances	Yields/ Rates
Assets
Loans:
Real estate 1-4 family	$15,924.4	5.51%	$14,931.0	6.83%	$15,208.5	5.91%	$14,991.5	7.00%
Real estate construction	4,223.2	4.46	3,812.0	5.36	4,077.1	4.68	3,725.0	5.53
Real estate equity	6,341.3	4.28	4,571.2	5.03	5,881.3	4.46	3,910.5	5.13
Real estate commercial	9,228.1	4.80	8,823.7	5.81	9,175.9	5.03	8,607.1	5.97
Commercial	29,501.8	3.52	27,213.0	4.35	28,389.4	3.75	27,465.9	4.41
Business credit card	132.1	6.89	93.5	8.22	126.1	6.99	91.6	7.93
Consumer—direct	3,655.7	4.87	4,400.4	5.43	3,701.2	5.13	4,513.3	5.92
Consumer—indirect	8,264.5	6.57	7,351.7	7.80	7,991.5	6.94	6,958.1	7.99
Nonaccrual and restructured	462.1	3.92	499.1	2.73	497.6	2.74	536.1	2.56

Total loans	77,733.2	4.58	71,695.6	5.55	75,048.6	4.86	70,799.1	5.69
Securities available for sale:
Taxable	20,261.1	2.81	16,163.8	4.78	20,363.0	3.11	16,215.9	5.14
Tax-exempt	362.0	6.38	396.2	6.86	377.7	6.50	411.3	6.91

Total securities available for sale	20,623.1	2.87	16,560.0	4.83	20,740.7	3.17	16,627.2	5.18
Funds sold and securities purchased under agreement to resell	1,420.5	0.97	1,439.5	1.80	1,456.4	1.13	1,357.6	1.79
Loans held for sale	10,833.0	5.04	3,858.1	6.54	9,054.6	5.24	3,798.2	6.60
Interest-bearing deposits	6.6	2.22	377.5	1.83	9.6	1.45	353.1	1.80
Trading assets	1,712.2	0.92	1,631.5	1.69	1,777.4	0.96	1,573.8	1.64

Total earning assets	112,328.6	4.20	95,562.2	5.32	108,087.3	4.46	94,509.0	5.50
Allowance for loan losses	(954.8)		(935.1)		(949.6)		(922.3)
Cash and due from banks	3,459.8		3,255.9		3,411.9		3,270.6
Premises and equipment	1,578.3		1,631.3		1,587.8		1,622.6
Other assets	7,888.0		5,427.5		7,032.8		5,117.2
Unrealized gains on securities available for sale	2,401.9		2,904.1		2,336.0		2,792.1

Total assets	$126,701.8		$107,845.9		$121,506.2		$106,389.2

Liabilities and Shareholders’ Equity
Interest-bearing deposits:
NOW accounts	$11,792.8	0.37%	$10,431.6	0.72%	$11,567.1	0.46%	$10,080.6	0.74%
Money Market accounts	22,452.7	0.77	20,843.0	1.58	22,199.8	0.97	20,140.5	1.67
Savings	6,315.7	0.66	6,301.3	1.30	6,262.9	0.79	6,336.8	1.42
Consumer time	7,837.4	2.39	9,481.9	3.57	8,101.8	2.64	9,403.5	3.82
Other time	3,506.1	2.28	3,846.4	2.51	3,448.2	2.30	3,715.2	2.88

Total interest-bearing consumer and commercial deposits	51,904.7	1.02	50,904.2	1.81	51,579.8	1.18	49,676.6	1.95
Brokered deposits	3,410.6	2.82	2,394.8	4.89	3,631.0	3.24	2,477.9	5.28
Foreign deposits	7,110.5	0.99	2,561.9	1.73	6,905.6	1.15	2,710.0	1.72

Total interest-bearing deposits	62,425.8	1.11	55,860.9	1.94	62,116.4	1.31	54,864.5	2.09
Funds purchased and securities sold under agreements to repurchase	11,852.5	0.79	9,597.1	1.40	12,061.0	0.94	9,834.0	1.39
Other short-term borrowings	3,696.7	1.59	867.0	1.59	1,693.2	1.48	970.5	1.60
Long-term debt	12,488.7	4.16	11,950.0	5.13	12,046.5	4.48	12,036.5	5.22

Total interest-bearing liabilities	90,463.7	1.51	78,275.0	2.36	87,917.1	1.70	77,705.5	2.48
Noninterest-bearing deposits	18,946.8		15,237.1		17,571.0		14,944.2
Other liabilities	8,054.5		5,390.5		7,054.0		5,046.7
Realized shareholders’ equity	7,710.4		7,095.9		7,483.8		6,910.4
Accumulated other comprehensive income	1,526.4		1,847.4		1,480.3		1,782.4

Total liabilities and shareholders’ equity	$126,701.8		$107,845.9		$121,506.2		$106,389.2

Interest rate spread		2.69%		2.96%		2.76%		3.02%

Net Interest Margin		2.98%		3.38%		3.08%		3.46%

SunTrust Banks, Inc. and Subsidiaries

APPENDIX A TO THE PRESS RELEASE

	Quarter-to-Quarter Comparison						YTD Comparison
	3rd Quarter 2003	2nd Quarter 2003	Change %	3rd Quarter 2003	3rd Quarter 2002	Change %	September 30 2003	September 30 2002	Change %
RECONCILEMENTS OF NON- GAAP DISCLOSURES FOR IMPACTS OF THREE PILLARS, AFFORDABLE HOUSING CONSOLIDATION, AND LIGHTHOUSE ACQUISITION[1]
(Dollars in millions)
Average loans—reported	$77,733	$74,311	4.6%	$77,733	$71,696	8.4%	$75,049	$70,799	6.0%
Impact of Three Pillars	(1,975)	—		1,975	—		(668)	—

Average loans excluding Three Pillars	$75,758	$74,311	1.9	$75,758	$71,696	5.7	$74,381	$70,799	5.1

Average earning assets—reported	$112,329	$106,606	5.4	$112,329	$95,562	17.5	$108,087	$94,509	14.4
Impact of Three Pillars	(2,490)	—		(2,490)	—		(842)	—

Average earning assets excluding Three Pillars	$109,839	$106,606	3.0	$109,839	$95,562	14.9	$107,245	$94,509	13.5

Average commercial loans—reported	$29,502	$27,810	6.1	$29,502	$27,213	8.4	$28,389	$27,466	3.4
Impact of Three Pillars	(1,975)	—		(1,975)	—		(668)	—

Average commercial loans excluding Three Pillars	$27,527	$27,810	(1.0)	$27,527	$27,213	1.2	$27,721	$27,466	0.9

Average commercial loan yield—reported	3.52%	3.81%	(7.6)%	3.52%	4.35%	(19.1)%	3.75%	4.41%	(15.0)%
Impact of Three Pillars	0.09	—		0.09	—		0.03	—

Average commercial loan yield excluding Three Pillars	3.61	3.81	(5.2)	3.61	4.35	(17.0)	3.78	4.41	(14.3)

Net interest margin—reported	2.98	3.05	(2.3)	2.98	3.38	(11.8)	3.08	3.46	(11.0)
Impact of Three Pillars	0.06	—		0.06	—		0.02	—
Impact of affordable housing consolidation	0.02	—		0.02	—		—	—

Net interest margin excluding Three Pillars and affordable housing consolidation	3.06	3.05	0.3	3.06	3.38	(9.5)	3.10	3.46	(10.4)

Net charge-offs to average loans—reported	0.40	0.44	(9.1)	0.40	0.54	(25.9)	0.43	0.62	(30.6)
Impact of Three Pillars	0.02	—		0.02	—		—	—

Net charge-offs to average loans excluding Three Pillar	0.42	0.44	(4.5)	0.42	0.54	(22.2)	0.43	0.62	(30.6)

Allowance to period-end loans—reported	1.19	1.25	(4.8)	1.19	1.28	(7.0)
Impact of Three Pillars	0.04	—		0.04	—

Allowance to period-end loans excluding Three Pillar	1.23	1.25	(1.6)	1.23	1.28	(3.9)

Total nonperforming loans to total loans—reported	0.55	0.64	(14.1)	0.55	0.76	(27.6)
Impact of Three Pillars	0.01	—		0.01	—

Total nonperforming loans to total loans excluding Three Pillars	0.56	0.64	(12.5)	0.56	0.76	(26.3)

Total nonperforming assets to total loans plus OREO and other repossessed assets—reported	0.59	0.68	(13.2)	0.59	0.82	(28.0)
Impact of Three Pillars	0.01	—		0.01	—

Total nonperforming assets to total loans plus OREO and other repossessed assets excluding Three Pillars	0.60	0.68	(11.8)	0.60	0.82	(26.8)

Efficiency ratio—reported	60.60
Impact of affordable housing consolidation	(0.52)

Efficiency ratio excluding affordable housing consolidation	60.08

(Dollars in thousands)
Noninterest expense—reported	$859,865	$837,728	2.6	$859,865	$776,152	10.8	$2,515,822	$2,383,013	5.6
Impact of Lighthouse	(6,090)	(1,300)		(6,090)	—		(7,390)	—
Impact of affordable housing consolidation	(14,128)	—		(14,128)	—		(14,128)	—

Noninterest expense excluding Lighthouse and affordable housing consolidation	$839,647	$836,428	0.4	$839,647	$776,152	8.2	$2,494,304	$2,383,013	4.7

[1]	Under the provisions of FASB Interpretation No. 46 , SunTrust was required to consolidate its commercial paper conduit, Three Pillars, and certain other affordable housing limited partnerships in the third quarter of 2003.